Discontinued Operations - Hotel Properties Held for Sale And Sold	9 Months Ended
Sep. 30, 2013
Discontinued Operations - Hotel Properties Held for Sale And Sold [Abstract]
Discontinued Operations - Hotel Properties Held for Sale And Sold

Discontinued Operations - Hotel Properties Held for Sale and Sold

Considering all reclassifications through December 31, 2013, 21 hotels were included in discontinued operations as of September 30, 2013. During the nine months ended September 30, 2013, 15 hotels were sold, with an approximate aggregate net gain of $1.7 million. The gain consisted of: $0.4 million from the sale of a Super 8 in Fort Madison, Iowa; $0.3 million from the sale of a Super 8 in Pella, Iowa; $0.6 million from the sale of a Super 8 in Columbus, Nebraska,  approximately $24,000 from the sale of a Quality Inn in Minocqua, Wisconsin; and $0.4 million from the sale of a Super 8 in Jefferson City, Missouri. There was no gain on the sale of the other ten hotels sold. Two were sold in the first quarter of 2013, eight were sold in the second quarter of 2013, and five were sold in the third quarter of 2013. A REIT will incur a 100% tax on the net income derived from any sale or other disposition of property that the REIT holds primarily for sale to customers in the ordinary course of a trade or business. We do not believe any of our hotels were held primarily for sale in the ordinary course of our trade or business. However, if the Internal Revenue Service would successfully assert that we held such hotels primarily for sale in the ordinary course of our business, the gain from such sales could be subject to a 100% prohibited transaction tax.

In accordance with FASB ASC 205-20 Presentation of Financial Statements – Discontinued Operations, gains, losses and impairment losses on hotel properties sold or classified as held for sale are presented in discontinued operations.    The operating results of the hotels held for sale and sold are included in discontinued operations and are summarized below. The operating results for the three months ended September 30, 2013 include 21 hotels held for sale and five hotels that were sold in the third quarter of 2013.  The operating results for the three months ended September 30, 2012 include 21 hotels held for sale, 15 hotels that were sold in 2013 and 9 hotels that were sold in 2012.

The operating results for the nine months ended September 2013 included 21 hotels held for sale and 15 hotels that were sold in 2013. The operating results for the nine months ended September 2012 included 21 hotels held for sale, 15 hotels that were sold in 2013, and 15 hotels sold in 2012 (dollars in thousands):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Revenues	$5,390	$9,875	$18,666	$29,411
Hotel and property operations expenses	(4,173)	(8,059)	(15,265)	(24,217)
Interest expense	(484)	(994)	(1,874)	(3,282)
Loss on debt extinguishment	(4)	0	(687)	(53)
Depreciation expense	(130)	(560)	(687)	(1,750)
Net gain on disposition of assets	374	551	1,708	5,820
Impairment loss	(98)	(2,732)	(1,552)	(5,780)
Income tax benefit	0	199	0	574
	$875	$(1,720)	$309	$723